SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: October 4, 2007
(Date of earliest event reported)

eLEC COMMUNICATIONS CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465	13-2511270
(Commission File No.)	(I.R.S. Employer
Identification No.)

75 South Broadway, Suite 302
White Plains, New York 10601
(Address of principal executive offices; zip code)

(914) 682-0214
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17
CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On October 4, 2007, eLEC Communications Corp. (the “Company”) consummated a private placement pursuant to which the Company issued to Calliope Capital Corporation, a subsidiary of Laurus Master Fund, Ltd ("Laurus") and Valens Offshore SPV II, Corp.
(the “Investors”), secured term notes in the aggregate principal amount of $4,000,000 (the
“Notes”). In connection with the private placement, the Company also amended and restated two existing secured term notes issued to Laurus in the principal amounts of $1,966,667 (“Amended
Note 1”) and $1,428,000 (“Amended Note 2”), and issued common stock purchase warrants (the
“Warrants”) that entitle the Investors to purchase in the aggregate up to 126,296,096 shares of the
Company’s common stock, par value $.10 per share (the “Common Stock”). The Notes and the
Warrants were sold to the Investors, each of which is an “accredited investor” (as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Act”)), for a total purchase price of $4,000,000.

The following describes certain of the material terms of the financing transaction with the
Investors and Laurus. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K:

Notes Maturity Date and Interest Rate. Absent earlier redemption with no redemption premium by the Company as described below, the Notes mature on September 30, 2010 (the
“Maturity Date”). Interest will accrue on the unpaid principal and interest on the Notes at a rate per annum equal to the “prime rate” published in The Wall Street Journal from time to time, plus two percent (2%), subject to a minimum per annum rate of nine and three-quarters percent (9.75%).

Payment of Interest and Principal. Interest on the Notes is payable monthly on the first day of each month during the term of the Notes, commencing November 1, 2007. Payments for the first twelve months of interest have been deposited into an escrow account that is to be used solely for interest payments on the Notes. Principal payments on the Notes in the aggregate amount of $100,000 per month shall be made by the Company commencing on October 1, 2009 and on the first business day of each succeeding month thereafter through and including the
Maturity Date. Any principal amount that remains outstanding on September 30, 2010 shall be due and payable at that time.

Amended Note 1. Amended Note 1 amends and restates in its entirety (and is given in substitution for and not in satisfaction of) that certain $2,000,000 Secured Term Note made by the Company in favor of Laurus on November 30, 2005. The principal changes effected in
Amended Note 1 were the elimination of monthly principal payments prior to maturity and the change in the maturity date from November 30, 2008 to September 30, 2010. Interest payments must still be paid monthly at a rate per annum equal to the “prime rate” published in The Wall
Street Journal from time to time, plus two percent (2%).

Amended Note 2. Amended Note 2 amends and restates in its entirety (and is given in substitution for and not in satisfaction of) that certain $1,700,000 Secured Term Note made by the Company in favor of Laurus on May 31, 2006. The principal changes effected in Amended
Note 2 were the elimination of monthly principal payments prior to maturity and the change in the maturity date from May 31, 2009 to September 30, 2010. Interest payments must still be paid monthly at a rate per annum equal to the “prime rate” published in The Wall Street Journal from time to time, plus two percent (2%).

Security for Notes. The Notes, Amended Note 1 and Amended Note 2 are secured by a blanket lien on substantially all of the Company’s assets pursuant to the terms of security agreements executed by the Company and its subsidiaries in favor of Laurus and a collateral agent for the Investors. In addition, the Company has pledged its ownership interests in its subsidiaries pursuant to stock pledge agreements executed by the Company in favor of Laurus and a collateral agent for the Investors securing their obligations under the Notes. If an event of default occurs under the security agreement, the stock pledge agreement or the promissory notes issued to Laurus or the Investors, the secured parties have the right to accelerate payments under such promissory notes and, in addition to any other remedies available to them, to foreclose upon the assets securing such promissory notes.

Warrant Terms. Three sets of warrants that contain no registration requirements have been issued to the Investors (the “A Warrants,” “B Warrants” and “C Warrants”). The A Warrants grant to the Investors the right to purchase for cash up to 94,722,072 shares of Common Stock at an exercise price of $0.10 per share. The B Warrants grant the Investors the right to purchase for cash up to
7,893,506 shares of Common Stock at an exercise price of $0.10 per share. The C Warrants grant the
Investors the right to purchase for cash up to 23,680,518 shares of Common Stock at an exercise price of $0.10 per share. All of such warrants expire on September 30, 2017. If the Company repays the
Notes, Amended Note 1 and Amended Note 2 in full prior to September 30, 2009, then the C Warrants shall be cancelled and terminated. If the Company’s operating cash flow for any two consecutive months during the thirteen (13) month period ending October 31, 2008 is greater than $0, then the B Warrants shall be cancelled and terminated. The Warrants do not contain registration rights and require the Investors to limit the selling of any Common Stock of the Company issued upon the exercise of the Warrants to a maximum of twenty-five percent (25%) of the aggregate number of shares of the Common Stock traded on such trading day.

Restrictions on Exercise of Warrant. Neither Investor is entitled to receive shares of
Common Stock upon exercise of the Warrants if such receipt would cause such Investor to beneficially own in excess of 9.99% of the outstanding shares of Common Stock on the date of exercise of such warrants. Such provision may be waived by the Investors upon 61 days prior written notice to the Company.

Restricted Cash Agreement. In conjunction with the funding, the Company, North Fork
Bank (the “Bank”) and LV Administrative Services, Inc., as agent (the “Agent”) for the
Investors, have executed an agreement under which $2,664,468 from the proceeds of the Notes has been deposited into an interest-bearing account (the “Account”) at the Bank. No funds may be released from the Account except upon the written direction of the Agent. Following the receipt of a release notice from the Agent, the Bank has agreed to promptly disburse the amount of cash specified in such release notice to such account as the Agent shall determine in its sole

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discretion. It is expected that the Agent will release such funds on a regular basis to provide cash to the Company for sales and marketing expenditures to grow its business, to cover its net operating losses and for working capital. Interest earned on funds deposited in the Account is for the benefit of the Company.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the sale of the Notes to the Investors.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance the Warrants and the associated excersisability features. The Notes and the Warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and the Investors represented to us that each was an “accredited investor,” as defined in the Act.

SECTION 8 – OTHER EVENTS
Item 8.01	Other Events.

On October 10, 2007, the Company issued a press release announcing the sale of the
Notes and the Warrants to the Investors. A copy of the press release is attached hereto as Exhibit
99.1.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
	Number	Documents

	10.1	Securities Purchase Agreement dated as of September 28, 2007, among
eLEC Communications Corp., LV Administrative Services, Inc.,
Calliope Capital Corporation and Valens Offshore SPV II, Corp.

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10.2	Secured Term Note, dated as of September 28, 2007, of eLEC
Communications Corp. to Calliope Capital Corporation.

10.3	Secured Term Note, dated as of September 28, 2007, of eLEC
Communications Corp. to Valens Offshore SPV II, Corp.

10.4	Funds Escrow Agreement, dated as of September 28, 2007, among eLEC
Communications Corp., Loeb & Loeb LLP and LV Administrative
Services, Inc., as agent.

10.5	Form of Common Stock Purchase Warrant, dated as of September 28,
2007 of eLEC Communications Corp.

10.6	Third Amended and Restated Secured Term Note, dated as of September
28, 2007 of eLEC Communications Corp. to Laurus Master Fund, Ltd.

10.7	Amended and Restated Secured Term Note, dated as of September 28,
2007 of eLEC Communications Corp. to Laurus Master Fund, Ltd.

10.8	Reaffirmation and Ratification Agreement, dated as of September 28,
2007, executed eLEC Communications Corp., Vox Communications
Corp., Line One, Inc. AVI Holding Corp. and TelcoSoftware.com Corp.

10.9	Subsidiary Guarantee dated as of September 28, 2007 by Vox
Communications Corp., AVI Holding Corp., Telcosoftware.com Corp. and
Line One, Inc.

10.10	Restricted Account Agreement, dated as of September 28, 2007 by and among North Fork Bank, eLEC Communications Corp. and LV
Administrative Services, Inc., as agent.

10.11	Master Security Agreement dated as of September 28, 2007 among eLEC
Communications Corp., Vox Communications Corp., Line One, Inc., AVI
Holding Corp., TelcoSoftware.com Corp. and LV Administrative Services
Inc., as agent.

10.12	Stock Pledge Agreement dated as of September 28, 2007 among LV
Administrative Services Inc., as agent, eLEC Communications Corp., Vox
Communications Corp., Line One, Inc., AVI Holding Corp. and
TelcoSoftware.com Corp.

99.1	Press release of eLEC Communications Corp. dated October 10, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLEC COMMUNICATIONS CORP.

Date: October 10, 2007	By:	/s/ Paul H. Riss
Paul H. Riss
Chief Executive Officer

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